UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2022

Minerva Surgical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40919	26-3422906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4255 Burton Dr., Santa Clara, CA 95054

(Address of Principal Executive Offices) (Zip Code)

(855) 646-7874

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UTRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment) is being filed as an amendment to the Current Report on Form 8-K filed by Minerva Surgical, Inc. (the Company) on March 8, 2022 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the Company’s operations for the quarter and year ended December 31, 2021, which were announced in a press release issued on March 8, 2022 and attached to the Original 8-K as Exhibit 99.1. The sole purpose of this Amendment is to correct numeric disclosures in the press release as set forth below. The Original Form 8-K otherwise remains unchanged.

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2022, the "Company" issued a press release announcing the results of the Company’s operations for the quarter and year ended December 31, 2021. Subsequently, in connection with the Company’s completion of the financial audit process, the Company identified an error in the current portion of long-term debt and long -term debt presented within the Company's Balance Sheet as of December 31, 2021 and an error in the Company's net cash used in investing activities and an error in the net cash provided by financing activities.

The following summarizes the amendments to the press release issued March 8, 2022:

•Within the Balance Sheet, current portion of long term debt and long-term debt were amended as follows (all numbers in thousands):

(i) current portion of long-term debt as of December 31, 2021: originally reported as zero; corrected to 189,

(i) Long-term debt as of December 31, 2021: originally reported as 39,274; corrected to 39,085.

•Within the Statement of Cash Flows for the year ended December 31, 2021, net cash used in investing activities and net cash provided by financing activities were amended as follows (all numbers in thousands):

(i) net cash used in investing activities for the year ended December 31, 2021: originally reported as 25,584; corrected to 584,

(i) net cash provided by financing activities for the year ended December 31, 2021: originally reported as 71,212, corrected to 46,212.

The information included in this Amendment shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA SURGICAL, INC.

By:	/s/ Joel R. Jung
Name:	Joel R. Jung
Title:	Chief Financial Officer

Date: March 22, 2022.